UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2017

ORION GROUP HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12000 Aerospace Ave., Suite 300
Houston, Texas 77034
(Address of principal executive offices)

(713) 852-6500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

James Michael Pearson, a member of the Company's Board of Directors, has entered into a 10b5-1 Option Exercise and Sales Plan with a third party broker as of August 11, 2017. This agreement terminates on October 4, 2019. A copy of this agreement is included as Exhibit 99.1* in this filing.

*Certain schedules to the agreement have been omitted pursuant to Item 601(b)2 of Regulation S-K. The registrant will furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Marine Group, Inc.

By: /s/ Christopher J. DeAlmeida
Dated: August 17, 2017	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	10b5-1 Option Exercise and Sales Plan

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